SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                                 FORM 8-K/A
                              AMENDMENT NO. 1
                       TO CURRENT REPORT ON FORM 8-K
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) -
                           January 7, 1994





                   FREEPORT-MCMORAN COPPER & GOLD INC.



Delaware                  1-9916                   74-2480931
___________________       _________________        _______________

(State or other           (Commission              (IRS Employer
 jurisdiction of           File Number)             Identification
 incorporation or                                   Number)
 organization)


     First Interstate Bank Building, One East First Street,
                 Suite 1600, Reno, Nevada 89509


      Registrant's telephone number, including area code:
                          (702) 688-3000

     The registrant hereby amends its Form 8-K filed on January 7, 1994, as set forth in the pages attached hereto and as discussed below.

     After discussions with the staff of the Securities and Exchange Commission (SEC), Freeport McMoRan Copper & Gold Inc. (FCX) reclassified certain expenses and accruals previously recorded in 1993 as restructuring and valuation of assets. In response to inquiries, FCX advised the SEC staff that $15.5 million originally reported as restructuring and valuation of assets represented the cumulative effect of changes in accounting principle resulting from the adoption of the new accounting policies that FCX considered preferable. FCX also informed the SEC staff of the components of other charges included in the amount originally reported as restructuring and valuation of assets. FCX concluded that the reclassification and the related supplemental disclosures more accurately reflect the nature of these charges to 1993 net income in accordance with generally accepted accounting principles. These reclassifications had no impact on net income or net income per share.

     FCX previously reported its investment in Rio Tinto Minera, S.A.
(RTM) using the equity method of accounting because FCX anticipated reducing its interest below 50% within one year of the initial investment in RTM. FCX is now considering alternative forms of financing, accordingly, the financial statements included in this Form 8-K/A reflect its investment in RTM on a fully consolidated basis for the nine months ended September 30, 1993.

Item 7. Financial Statements
- ----------------------------

        Consolidating Condensed Balance Sheet                  3

        Consolidating Statement of Operations                  4

        Consolidating Statement of Cash Flow                   5


                            SIGNATURE
                            ---------

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 1994

                             FREEPORT-McMoRan COPPER & GOLD INC.


                             By: /s/ John T. Eads
                                 -------------------------------
                                 John T. Eads
                                 Vice President


Item 7. Financial Statements.
- -----------------------------

               FREEPORT-McMoRan COPPER & GOLD INC.
        CONSOLIDATING CONDENSED BALANCE SHEET (Unaudited)
                        September 30, 1993


                               FCX      RTM    Eliminations Consolidated
                           ---------- -------- ------------ ------------
                                        (in thousands)

ASSETS
Current assets:
Cashh and short-term
  investments                 $23,480 $  2,919   $   -     $   26,399
Accounts receivable:
  Customers                    76,190   40,054    (13,380)    102,864
  Other                        43,932   10,168       -         54,100
Inventories:
  Product                      16,458   50,450     (1,376)     65,532
  Materials and supplies      125,030    5,686       -        130,716
Prepaid expenses                8,656      244       -          8,900
                           ---------- --------   --------  ----------
  Total current assets        293,746  109,521    (14,756)    388,511
Property, plant and
  equipment, net            1,261,976  200,409     16,017   1,478,402
Investment in RTM              60,886     -       (60,886)       -
Other assets                   56,603    4,840       -         61,443
                           ---------- --------   --------  ----------
Total assets               $1,673,211 $314,770   $(59,625) $1,928,356
                           ========== ========   ========  ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and
  accrued liabilities      $  138,925 $ 99,785   $(30,408) $  208,302
Current portion of
  long-term debt                --      34,590       --        34,590
                           ---------- --------   --------  ----------
  Total curent                138,925  134,375    (30,408)    242,892

Long-term debt, less
  current portion             116,461   31,523       -        147,984
Accrued postretirement
  benefits and other
  liabilities                  41,596  142,258    (15,652)    168,202
Deferred income               197,097     -          -        197,097
Minority interest               4,256   (2,455)     2,455       4,256
Mandatory redeemable
  gold denominated
  preferred stock             232,620     -          -        232,620
Stockholders' equity          942,256    9,069    (16,020)    935,305
                            --------- --------   --------  ----------
Total liabilities and
  stockholders' equity     $1,673,211 $314,770   $(59,625) $1,928,356
                           ========== ========   ========  ==========


               FREEPORT-McMoRan COPPER & GOLD INC.
        CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
               Nine Months Ended September 30, 1993

                               FCX      RTM    Eliminations Consolidated
                           ---------- -------- ------------ ------------
                              (in thousands, except per share amounts)

Revenues                    $435,171  $201,502   $(26,621)   $610,052

Cost of sales:
Site production and
  delivery                   227,375   193,288    (26,621)    394,042
Depreciation and              38,624     6,066        466      45,156
  amortization              --------  --------   --------    --------
  Total cost of sales        265,999   199,354    (26,155)    439,198
Exploration expenses          23,374     1,663       -         25,037
Provision for
  restructuring
  charges                     20,795       -         -         20,795
General and
  administrative
  expenses                    55,843     2,310        416      58,569
  Total costs and           --------  --------   --------    --------
  expenses                   366,011   203,327    (25,739)    543,599
                            --------  --------   --------    --------

Operating income (loss)       69,160   (1,825)       (882)     66,453
Interest expense, net         (9,678)  (5,649)       -        (15,327)
Equity in net loss of RTM     (5,440)      -        5,440         -
Other income, net                112      461        -            573
                            --------  --------   --------    --------

Income before income
  taxes and minority
  interest                    54,154   (7,013)      4,558      51,699
Provision for income
  taxes                      (30,396)      -          -       (30,396)
Minority interest             (3,659)   2,455         -        (1,204)
                            --------  --------   --------    --------

Income before changes in
  accounting principle        20,099   (4,558)      4,558      20,099
Cumulative effect of
  changes in accounting
  principle, net of
  taxes and minority
  interest                    (9,854)      -          -        (9,854)
                            --------  --------   --------    --------

Net income (loss)             10,245   (4,558)      4,558      10,245
Preferred dividends          (17,741)      -          -       (17,741)
                            --------  --------   --------    --------

Net income (loss)
 applicable to common
 stock                      $ (7,496) $(4,558)   $  4,558    $ (7,496)
                            ========  =======    ========    ========

Net income (loss) per
 share of common stock:
  Before changes in
   accounting principle        $ .01                            $ .01
  Cumulative effect of
   changes in accounting
   principle                    (.05)                            (.05)
                               -----                            -----
                               $(.04)                           $(.04)
                               =====                            =====
Average common shares
  outstanding                197,460                          197,460
                             =======                          =======


               FREEPORT-McMoRan COPPER & GOLD INC.
         CONSOLIDATING STATEMENT OF CASH FLOW (Unaudited)
               Nine Months Ended September 30, 1993

                          FCX      RTM    Eliminations Consolidated
                      ---------- -------- ------------ ------------
                                  (in thousands)

Cash flow from operating
  activities:
Net income              $ 10,245  $(4,558)    $4,558    $ 10,245

Adjustments to reconcile
  net income to net cash
  provided by operating
  activities:
  Cumulative effect of
   changes in accounting
   principle               9,854      -          -         9,854
  Depreciation and
   amortization           38,624    6,066        466      45,156
  Provision for
   restructuring
   charges, net of
   payments                4,842      -          -         4,842
  Equity in loss of RTM    5,440      -       (5,440)        -
  Deferred income taxes    4,056      -          -         4,056
  Amortization of discount
    on zero coupon notes   8,543      -          -         8,543
  Minority interest's
    share of net income    3,659   (2,455)       -         1,204
  (Increase) decrease in
    working capital, net
    of acquisition:
    Accounts receivable   29,714   (6,428)       -        23,286
    Inventories          (28,984)  (1,376)       -       (30,360)
    Prepaid expenses      (5,437)      95        -        (5,342)
    Accounts payable and
      accrued
      liabilities         16,058  (20,827)       -        (4,769)
  Other                  (10,190)   7,160        416      (2,614)
                         ------- --------    -------    --------
Net cash provided by
  (used in) operating
  activities              86,424  (22,323)       -        64,101
                         -------- -------    -------    --------
Cash flow from investing
  activities:
Capital expenditures    (308,768)  (1,950)       -      (310,718)
Acquisition of RTM, net
  of cash acquired       (22,229)     -       20,875      (1,354)
                         -------  -------    -------    --------
Net cash provided by
  (used in) investing
  activities            (330,997)  (1,950)    20,875    (312,072)
                         --------  ------    -------    --------
Cash flow from financing
  activities:
Cash dividends paid:
  Common stock           (88,690)    -          -        (88,690)
  Preference Stock       (11,781)    -          -        (11,781)
  Minority interest      (14,408)    -          -        (14,408)
Proceeds from debt       188,000   27,785       -        215,785
Repayment of debt       (738,000) (21,468)      -       (759,468)
Net proceeds from sale
  of:
 Step-Up Preferred
  Stock                  340,700     -          -        340,700
 Mandatory Redeemable
  Gold Denominated
  Preferred Stock        220,390     -          -        220,390
  RTM stock                  -     20,875    (20,875)       -
                         -------- --------   -------    --------
Net cash provided by
  (used in) financing
  activities            (103,789)  27,192    (20,875)    (97,472)
                         -------- --------   -------    --------
Net increase (decrease)
  in cash and short-term
  investments           (348,362)   2,919       -       (345,443)
Cash and short-term
  investments at
  beginning of year      371,842      -         -        371,842
                        --------  --------   -------    --------

Cash and short-term
  investments at
  end of period         $ 23,480 $  2,919    $  -       $ 26,399
                        ======== ========    =======    ========